    The Asia Pacific
    Fund, Inc.
-------------------------------------------------------------------
    Semi-Annual Report
    September 30, 1999

--------------------------------------------------------------------------------
                          The Asia Pacific Fund, Inc.
                      As of September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
                            OUR NEW TOLL-FREE LINE:
                                1-888-4-ASIA-PAC
For further information on the Fund, please call. In addition, the Fund makes available monthly portfolio information. If you would like to receive this information please call the toll-free number indicated above.

                Statistics
-------------------------------------------
Total Net Assets               $211,781,231
Shares Outstanding               18,930,333
Net Asset Value                       11.19
Equity                             98.7%(a)
Repurchase Agreements               1.3%(a)

         Total Returns (US Dollar terms)
-------------------------------------------------
                              Market
Period                       Price(b)      NAV(c)
3 months ended 9/30/99            (8.3)%     (4.1)%
6 months ended 9/30/99            27.4%      30.2%
9 months ended 9/30/99            34.2%      37.1%
1 Year ended 9/30/99              81.2%      68.0%
3 Years ended 9/30/99            (19.3)%    (14.7)%
5 Years ended 9/30/99            (41.3)%    (19.7)%
10 Years ended 9/30/99            44.1%      92.5%
Since inception                  129.1%     206.5%
Since inception
(annualized)                      6.89%       9.4%

               Other Information
------------------------------------------------
Ticker Symbol                                APB
Primary Exchange                            NYSE
Dividend Repurchase Program                  Yes
------------------------------------------------

Footnote section
(a) Expressed as a percentage of total
    investments.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal period reported.
    Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. These calculations do not include brokerage commissions.
(c) This information represents the historical net asset value per share performance of The
    Asia Pacific Fund, Inc. 'Net asset value per share performance' has been computed by the Investment Manager and, because it does not reflect market price, is not the same as 'total investment return.'

              Portfolio Characteristics
             (As of September 30, 1999)
-----------------------------------------------------
             Top Ten Long-Term Holdings
         (% of Total Long-Term Investments)
-----------------------------------------------------
Hutchison Whampoa, Ltd.                         7.14%
Samsung Electronics Co.                         6.77%
Taiwan Semiconductor Manufacturing Co.          4.38%
Hong Kong Telecommunications, Ltd.              3.95%
Cheung Kong Holdings, Ltd.                      3.26%
Korea Electric Power Corp.                      3.03%
DBS Group Holdings, Ltd.                        2.89%
China Telecom, Ltd.                             2.68%
Formosa Plastic Corp.                           2.58%
Hang Seng Bank, Ltd.                            2.54%

-------------------------------------------------------
             Long-Term Country Weightings
          (% of Total Long-Term Investments)
-------------------------------------------------------

                     (PIE CHART)

Hong Kong           31.54%    Malaysia            2.86%
Taiwan              22.48%    Thailand            2.64%
South Korea         21.81%    Indonesia           2.24%
Singapore           14.26%    The Philippines     2.17%
-----------------------------------------------------
        Sector Breakdown: Top Ten Industries
         (% of Total Long-Term Investments)
-----------------------------------------------------
Electronics                                    18.29%
Banking                                        15.45%
Telecommunications                             12.91%
Conglomerate                                    8.33%
Utilities                                       6.81%
Real Estate - Developers                        6.10%
Chemicals                                       4.78%
Iron & Steel                                    3.56%
Insurance                                       3.35%
Food & Beverage                                 2.54%

--------------------------------------------------------------------------------
                        REPORT OF THE INVESTMENT MANAGER
            For the period from March 31, 1999 to September 30, 1999
--------------------------------------------------------------------------------
PERFORMANCE

   During the last six months the Fund's net asset value (NAV) per share increased by US$2.59 from US$8.60 to US$11.19. In percentage terms the Fund's total return performance was 30.2%. This compares with its relevant benchmark index return, the MSCI Combined Far East Free Ex-Japan index of 24.0%. The Fund's outperformance of 6.2% was largely due to stock selection rather than asset allocation.

   The strong gains made by the Asian markets in the second quarter of the calendar year (33.7% as measured by the Fund's benchmark MSCI Combined Far East Free Ex Japan index) were partially eroded in the third quarter (-8.5%). The ASEAN markets during the period once again demonstrated their extreme volatility, making long-term stock investment decisions difficult to execute. Here a 'buy-on-weakness' discipline for selected countries was executed. Asia's four largest markets in terms of market capitalisation (Hong Kong, Korea, Taiwan and Singapore, respectively) were considerably less volatile, with Singapore and Korea performing particularly well.

Local Currencies vs. the U.S. Dollar

                                                         31/03/99 -
                                                          30/09/99
    Currency                                               Change
 US$/local rate    31/03/99     30/06/99     30/09/99        %
----------------  ----------   ----------   ----------   ----------
North Asia
Hong Kong Dollar     7.749         7.759       7.768        -0.2
Korean Won           1,227         1,158       1,217         0.8
New Taiwan
Dollar                33.1          32.3        31.8         4.1
ASEAN
Indonesian
Rupiah               8,715         6,663       8,320         4.7
Malaysian
Ringgit                3.8           3.8         3.8         0.0
Philippine Peso       38.8          38.1        40.9        -5.1
Singaporean
Dollar                1.73          1.70        1.70         1.8
Thai Baht             37.6          36.9        40.9        -8.1
South Asia
Indian Rupee          42.4          43.4        43.6        -2.8

Stock Market Performance
March 31, 1999 to September 30, 1999

                           31/03/99    30/06/99    31/03/99
                           -30/06/99   -30/09/99   -30/09/99
                            Market      Market      Market
                           Change %    Change %    Change %
     Country - Index          US$         US$         US$
-------------------------  ---------   ---------   ---------
North Asia
MSCI Hong Kong                22.6        -6.78       14.0
MSCI Korea                    55.1        -5.06       48.5
MSCI Taiwan                   23.9        -9.55       16.8
ASEAN
MSCI Indonesia Free           75.1       -21.43       42.8
MSCI Malaysia Free            71.0       -17.92       65.2
MSCI Philippines Free         19.0       -18.02       -7.6
MSCI Singapore Free           31.7        -3.99       28.5
MSCI Thailand Free            58.1       -24.61        9.4
South Asia
MSCI India                     9.7        21.32       29.5
Regional
MSCI Combined Far East
  Free
  Ex Japan                    33.7        -8.48       23.1

* Source: Datastream

COUNTRY ALLOCATION

                          31/03/99      30/06/99      30/09/99
       Country              (%)           (%)            (%)
----------------------   ----------    ----------    -----------
North Asia                   67.2          72.4          74.8
Hong Kong                    35.2          31.9          31.1
Korea                        16.4          22.3          21.6
Taiwan                       15.6          18.2          22.1
ASEAN                        27.0          25.6          23.7
Indonesia                     1.5           1.9           2.2
Philippines                   4.7           2.7           2.2
Malaysia                      3.1           3.2           3.1
Singapore                    15.6          15.4          13.9
Thailand                      2.1           2.4           2.3
South Asia
India                         3.9           1.3            --
Cash                          1.9           0.7           1.5

ASSET ALLOCATION
   The guiding principle for asset allocation has remained risk-adjusted returns. For that reason, the larger, more financially and economically stable markets have remained the preferred investment areas as long as the corporate (micro) analysis supports the top down (macro) view. Therefore, North Asia has remained preferred over ASEAN. Within North Asia, exposure to Hong Kong was reduced in the second quarter, while exposure to Korea and, to a lesser extent, Taiwan, was increased. Exposure to Taiwan was significantly increased in the third quarter. Within the ASEAN markets, profits were taken in the Philippines in the second quarter, as they were in India (in the latter part of this period). There were a number of small changes made to the ASEAN weighting in the third quarter: some profits were taken in Singapore, with the money raised partially reinvested in Indonesia and Thailand, at a time when those markets were weak. Finally, the Fund's non-index exposure to India was sold out during this period.

RECENT SECTOR & STOCK STRATEGY

   Sector and stock selection over this period have been significant contributors to the Fund's performance. The sector strategy was largely maintained throughout the period, although the Fund's exposure to cyclical companies was marginally increased. The sectors that have the largest overweight positions include technology, telecommunications and steels; the largest underweight positions include real estate and financial services.

OUTLOOK

   The Asian markets are currently undergoing a period of consolidation. This state is much needed after their rapid recovery from the lows of the autumn of 1998 and from which many have rebounded over 100%. They need to digest the implications of the region's economic recovery and are moving from their liquidity-driven phase to an earnings-driven one. In the end-June Quarterly Report your Manager forecast that significant equity issuance would impact the region and that in some countries this would have negative implications for those particular markets. Asia is now in the midst of that process, but once it is completed, the region will emerge stronger and better able to compete in the global arena.

   The major question most investors are asking themselves about the Asia Pacific region is the extent to which it can decouple from events on Wall Street. The relative bull market for Asia is clear: it is under-owned, it is undervalued and it is overlooked. Also, events unfolding in Japan appear to be extremely positive for Asia and this could lead international investors to refocus on the region. However, if events were to turn sour in the USA, then the Asian markets, along with all the other global equity markets, would not be able to extricate themselves unscathed.

   Going forward, your Manager is now more positive on the outlook for the Asia Pacific region after its recent correction. A focussed approach towards stock selection, along with the changes that have made these markets more shareholder friendly, should help cultivate an attractive investment environment for long-term investors.

James Squire
Baring Asset Management (Asia) Limited
Hong Kong
November 5, 1999

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Portfolio of Investments
September 30, 1999
(Unaudited)

-------------------------------------------------------
                                              Value
 Shares              Description             (Note 1)
-------------------------------------------------------
            EQUITIES--98.3%
            Hong Kong--31.0%
1,700,000   Axa China Region, Ltd.  .....  $  1,116,153
              (Insurance)
 907,400    Bank of East Asia, Ltd.  ....     1,968,355
              (Banking)
 814,000    Cheung Kong Holdings, Ltd.
               Ltd. .....................     6,785,298
              (Real Estate-Developers)
 509,000    China Light & Power Co., Ltd.     2,391,748
              (Utilities)
1,812,000   China Telecom, Ltd. (a)  ....     5,586,869
              (Telecommunications)
 500,000    Hang Seng Bank, Ltd.  .......     5,294,326
              (Banking)
2,276,110   Hong Kong and China Gas
              Co., Ltd.  ................     3,062,064
              (Utilities)
 500,000    Hong Kong Electric Holdings,      1,551,286
              Ltd. .
              (Utilities)
3,753,600   Hong Kong Telecommunications,
              Ltd.  .....................     8,239,050
              (Telecommunications)
 735,000    Hongkong Land Holdings, Ltd.        962,850
              (Real Estate-Developers)
 373,400    HSBC Holdings Plc.  .........     4,278,279
              (Banking)
1,600,000   Hutchison Whampoa, Ltd.  ....    14,882,044
              (Conglomerate)
 520,000    Johnson Electric Holdings,
              Ltd. ......................     2,523,768
              (Manufacturing)
 788,000    Li & Fung Ltd.  .............     2,383,959
              (Distribution/Wholesalers)
4,000,000   Shanghai Petrochemical  .....       885,714
              (Chemicals)
 500,000    Sun Hung Kai Properties, Ltd.     3,813,846
                                           ------------
              (Real Estate-Developers)
                                             65,725,609
                                           ------------
            India
      50    Larsen & Toubro, Ltd.  ......           419
              (Diversified Operations)     ------------
            Indonesia--2.2%
5,967,500   PT Bank Pan Indonesia Tbk ...       768,271
              (Banking)
-------------------------------------------------------
                                              Value
 Shares              Description             (Note 1)
-------------------------------------------------------
 734,500    PT Gudang Garam Tbk  ........  $  1,482,195
              (Tobacco)
  69,700    PT Indonesia Satellite Tbk
              (ADR)  ....................       919,169
              (Telecommunications)
2,201,000   PT Tambang Timah Tbk  .......     1,489,299
              (Mining)                     ------------
                                              4,658,934
                                           ------------
            Malaysia--2.8%
 330,000    Malayan Banking Berhad  .....     1,024,737
              (Banking)
 225,000    Rothmans of Pall Mall Berhad.     1,373,684
              (Tobacco)
1,035,000   Tanjong Co., Ltd.  ..........     2,178,947
              (Gaming)
 531,500    Telekom Malaysia Berhad  ....     1,377,704
              (Telecommunications)         ------------
                                              5,955,072
                                           ------------
            The Philippines--2.2%
 302,308    Manila Electric Co. 'B'  ....       872,184
              (Utilities)
  81,250    Philippine Long Distance
              Telephone Co. (ADR)  ......     1,757,031
              (Telecommunications)
8,082,580   San Miguel Corp. 'B'  .......     1,903,222
              (Food & Beverage)            ------------
                                              4,532,437
                                           ------------
            Singapore--13.9%
 242,000    City Developments, Ltd.  ....     1,230,991
              (Real Estate-Developers)
 538,469    DBS Group Holdings, Ltd.  ...     6,016,414
              (Banking)
 881,000    Keppel Corp., Ltd.  .........     2,569,691
              (Conglomerate)
 400,000    Natsteel Electronics, Ltd. ..     1,493,678
              (Electronics)
 509,600    Overseas-Chinese Banking
              Corp., Ltd.  ..............     3,955,731
              (Banking)

                                          See Notes to Financial Statements.

-------------------------------------------------------
                                              Value
 Shares              Description             (Note 1)
-------------------------------------------------------
            Singapore (continued)
 503,000    Singapore Airlines, Ltd.  ...  $  4,910,203
              (Airlines)
 252,198    Singapore Press Holdings,
              Ltd.  .....................     3,974,658
              (Printing & Publishing)
1,254,577   Singapore Technologies
              Engineering, Ltd.  ........     1,600,960
              (Engineering &
              Construction)
2,040,000   Singapore Telecommunications,     3,718,906
              Ltd.  .....................  ------------
              (Telecommunications)
                                             29,471,232
                                           ------------
            South Korea--21.5%
 275,880    Hankook Synthetics, Inc.  ...       773,326
              (Manufacturing)
 208,900    Hyundai Motor Co., Ltd.
              (ADR)  ....................     1,953,215
              (Automobiles)
  19,080    Keum Kang, Ltd.  ............     1,035,166
              (Building & Construction)
 308,400    Kook Min Bank  ..............     3,866,091
              (Banking)
 191,830    Korea Electric Power Corp. ..     6,307,604
              (Utilities)
  33,720    Korea Telecom Corp. (ADR) ...     1,727,324
              (Telecommunications)
 129,710    L.G. Chemicals, Ltd.  .......     3,763,882
              (Chemicals)
  41,050    Pohang Iron & Steel Co.  ....     4,606,104
              (Iron & Steel)
   5,613    S1 Corp.  ...................       943,575
              (Security/Investigation
              Services)
  38,230    Samsung Display Devices Co. .     2,168,409
              (Electronics)
  87,178    Samsung Electronics Co.  ....    14,117,605
              (Electronics)
  69,610    Samsung Fire & Marine
              Insurance  ................     3,067,074
              (Insurance)
   1,229    SK Telecom Co., Ltd.  .......     1,136,560
              (Telecommunications)         ------------
                                             45,465,935
                                           ------------
-------------------------------------------------------
                                              Value
 Shares              Description             (Note 1)
-------------------------------------------------------
            Taiwan--22.1%
 489,223    Asustek Computer, Inc.(a) ...  $  4,869,117
              (Computer Products)
1,084,910   Cathay Life Insurance Co.,
              Ltd.  .....................     2,801,972
              (Insurance)
3,494,200   China Steel Corp.  ..........     2,839,381
              (Iron & Steel)
 220,000    Formosa Growth Fund (a)  ....     4,807,000
              (Diversified Funds)
2,779,240   Formosa Plastic Corp.  ......     5,383,410
              (Chemicals)
 520,600    Hon Hai Precision Industry
              Co., Ltd.  ................     3,410,545
              (Electronics)
1,211,152   President Chain Store Corp. .     3,433,187
              (Food Retail)
2,168,860   Taiwan Semiconductor
              Manufacturing Co. (a)  ....     9,119,459
              (Electronics)
1,450,000   United Microelectronics
              Corp., Ltd.  ..............     3,379,528
              (Electronics)
2,759,680   United World Chinese
              Commercial Bank (a)  ......     3,346,384
              (Banking)
1,984,000   Winbond Electronics Corp. ...     3,468,094
              (Electronics)                ------------
                                             46,858,077
                                           ------------
            Thailand--2.6%
 220,000    Advanced Info Services PCL
              (a) .......................     2,512,138
              (Telecommunications)
 149,000    BEC World PCL  ..............       807,076
              (Television & Communication
              Equipment)
 260,000    Hana Microelectronics PCL(a) .      856,411
              (Electronics)
1,130,000   Thai Farmers Bank PCL  ......     1,330,304
              (Banking)                    ------------
                                              5,505,929
                                           ------------
            Total equities
              (cost $156,238,118)........   208,173,644
                                           ------------

                                          See Notes to Financial Statements.

-------------------------------------------------------
Principal
 Amount                                       Value
 (000)               Description             (Note 1)
-------------------------------------------------------
            SHORT-TERM INVESTMENTS--1.3%
            Repurchase Agreements
$  2,736    State Street Bank & Trust
              Company, 3.25%, dated
              9/30/99, due 10/1/99 in the
              amount of $2,736,247 (cost
              $2,736,000; collateralized
              by $2,705,000 U.S. Treasury
              Bonds, 6.50% due 11/15/26,
              approximate value of
              collateral including
              accrued
              interest-$2,793,756).......  $  2,736,000
                                           ------------
            Total Investments--99.6%
              (cost $158,974,118; Note
              3).........................   210,909,644
            Other assets in excess of
              liabilities--0.4%..........       871,587
                                           ------------
            Net Assets--100%.............  $211,781,231
                                           ------------
                                           ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt
----------------------------------------------------------

THE ASIA PACIFIC FUND, INC.
Statement of Assets and Liabilities
September 30, 1999
(Unaudited)
----------------------------------------------------------

Assets
Investments, at value (cost
  $158,974,118)........................   $210,909,644
Cash, including foreign currency
  (cost $1,279,554)....................      1,388,140
Receivable for investments sold........      1,502,712
Dividends and interest recievable......        205,008
Other assets...........................         48,534
                                          ------------
  Total assets.........................    214,054,038
                                          ------------
Liabilities
Payable for investments purchased......      1,792,289
Deferred Thailand capital gains tax
  liability............................        226,371
Investment management fee payable......        154,437
Administration fee payable.............         46,325
Accrued expenses and other
  liabilities..........................         35,949
Foreign withholding taxes payable......         17,436
                                          ------------
  Total liabilities....................      2,272,807
                                          ------------
Net Assets.............................   $211,781,231
                                          ------------
                                          ------------
Net assets comprised:
  Common stock, at par.................   $    189,303
  Paid-in capital in excess of par.....    220,662,833
                                          ------------
                                           220,852,136
Distributions in excess of net
  investment income....................     (1,892,234)
Accumulated net realized losses on
  investments and foreign currency
  transactions.........................    (58,995,977)
Net unrealized appreciation on
  investments and foreign currencies...     51,817,306
                                          ------------
Net Assets, September 30, 1999.........   $211,781,231
                                          ------------
                                          ------------
Net Asset Value per share:
  ($211,781,231 3 18,930,333 shares of
  common stock issued and
  outstanding).........................         $11.19
                                          ------------
                                          ------------

See Notes to Financial Statements.        See Notes to Financial Statements.
                                       6

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Operations
Six Months Ended September 30, 1999
(Unaudited)
----------------------------------------------------------

Net Investment Income
Income
  Dividends (net of foreign withholding
    taxes of $219,715).................   $  1,881,895
  Interest.............................         22,864
                                          ------------
    Total income.......................      1,904,759
                                          ------------
Expenses
  Investment management fee............        872,326
  Administration fee...................        257,974
  Custodian's fees and expenses........        172,000
  Reports to shareholders..............        103,000
  Insurance............................         59,000
  Legal fees and expenses..............         59,000
  Directors' fees......................         41,000
  Transfer agent's fees and expenses...         22,000
  Audit fees and expenses..............         21,000
  Miscellaneous........................         89,595
                                          ------------
      Total expenses...................      1,696,895
                                          ------------
  Net investment income................        207,864
                                          ------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized gain on:
  Investment transactions (net of
    Thailand capital gains taxes of
    $319)..............................     13,638,653
  Foreign currency transactions........        482,193
                                          ------------
                                            14,120,846
                                          ------------
Net change in unrealized appreciation
  (depreciation) on:
  Investments (net of change in
    deferred Thailand capital gains
    taxes of $156,046).................     34,958,751
  Foreign currencies...................       (225,162)
                                          ------------
                                            34,733,589
                                          ------------
Net gain on investments and foreign
  currencies...........................     48,854,435
                                          ------------
Net Increase in Net Assets
Resulting From Operations..............   $ 49,062,299
                                          ------------
                                          ------------

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Changes in Net Assets
(Unaudited)
----------------------------------------------------------

                             Six Months
                                Ended         Year Ended
Increase (Decrease)         September 30,     March 31,
in Net Assets                   1999             1999
                            -------------    ------------
Operations
  Net investment
    income...............   $     207,864    $  1,133,219
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........      14,120,846     (29,609,507)
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currencies...      34,733,589      17,990,272
                            -------------    ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      49,062,299     (10,486,016)
Dividends to shareholders
  from net investment
  income.................              --        (813,989)
                            -------------    ------------
Total increase
  (decrease).............      49,062,299     (11,300,005)
Net Assets
Beginning of period......     162,718,932     174,018,937
                            -------------    ------------
End of period............   $ 211,781,231    $162,718,932
                            -------------    ------------
                            -------------    ------------

See Notes to Financial Statements.        See Notes to Financial Statements.

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Notes to Financial Statements
(Unaudited)
----------------------------------------------------------
The Asia Pacific Fund, Inc. (the 'Fund') is a diversified, closed-end, management investment company. The Fund's investment objective is to achieve long-term capital appreciation through investment primarily in equity securities of companies in the Asia Pacific countries.

Note 1. Accounting            The following is a summary
Policies                      of significant accounting
                              policies followed by the Fund in the preparation
of its financial statements.

Securities Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price or reliable market quotation on the date of valuation, then investments are valued at the last bid price quoted on such date or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

   In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities--at the closing rate of exchange.

   (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains(losses) are included in the reported net realized gains(losses) on investment transactions.

   Net realized gains(losses) on foreign currency transactions represent net foreign exchange losses from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, other than investment securities, and liabilities at fiscal period end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: Dividends from net investment income, if any, are declared and paid at least annually. The Fund will distribute at least annually any net capital gains in excess of net capital loss carryforwards.

Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's intention to continue to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

   Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease distributions in excess of net investment income and increase accumulated net realized losses on investments and foreign currency transactions by $482,193 for differences in the treatment for book and tax purposes of certain transactions involving foreign securities, currencies and withholding taxes. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Investment            The Fund has a manage-
Management and                ment agreement with Bar
Administration                ing Asset Management
Agreements                    (Asia) Limited (the
                              'Investment Manager') and an administration
agreement with Prudential Investments Fund Management LLC (the 'Administrator'). The Investment Manager is an indirect, wholly owned subsidiary of ING Groep N.V.

   The investment management fee is computed weekly and payable monthly: 1.10% of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million based upon the Fund's average weekly net assets.

   The administration fee is also computed weekly and payable monthly. For the period April 1, 1999 through September 30, 1999, the fee was calculated at an annual rate of 0.25% of the Fund's average weekly net assets. Effective October 1, 1999, the administration fee will be reduced to an annual rate of 0.25% up to $200 million and 0.20% in excess of the Fund's average weekly net assets.

   Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical and accounting services for the Fund. Both the Investment Manager and the Administrator pay the cost of compensation of certain directors and officers of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio             Purchases and sales of
Securities                    investment securities, other
                              than short-term investments, for the six months
ended September 30, 1999 aggregated $78,582,053 and $76,612,557, respectively.

   The United States federal income tax basis of the Fund's investments at September 30, 1999 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation for federal income tax purposes was $51,935,526 (gross unrealized appreciation--$57,084,706; gross unrealized depreciation--$5,149,180).

   For federal income tax purposes, the Fund has a capital loss carryforward as of March 31, 1999 of approximately $66,456,200 which expires in 2007. In addition, the Fund has elected to treat net currency and capital losses of approximately $53,500 and $5,176,400, respectively, incurred in the five month period ended March 31, 1999 as having been incurred in the current fiscal year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.

Note 4. Borrowings            The Fund has a credit
                              agreement with an unaffiliated bank. The borrowing
limitation under this agreement is $70,000,000. Drawings may be made for periods of one, two or three months and interest is accrued daily and payable at the end of the loan period. The Fund had no loans outstanding for the six months ended September 30, 1999.

Note 5. Capital               There are 30 million shares
                              of $0.01 par value common stock authorized.

--------------------------------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Financial Highlights
(Unaudited)
--------------------------------------------------------------------------------

                                               Six Months
                                                  Ended                             Year Ended March 31,
                                              September 30,     ------------------------------------------------------------
Per Share Operating Performance:                  1999            1999         1998         1997         1996         1995
                                              -------------     --------     --------     --------     --------     --------
Net asset value, beginning of period......      $    8.60       $   9.19     $  13.90     $  14.87     $  13.55     $  16.29
                                              -------------     --------     --------     --------     --------     --------
Net investment income (loss)..............           0.01           0.06         0.12         0.06         0.05        --
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions............................           2.58          (0.61)       (4.14)       (0.53)        1.91         0.38
                                              -------------     --------     --------     --------     --------     --------
Total from investment operations..........           2.59          (0.55)       (4.02)       (0.47)        1.96         0.38
                                              -------------     --------     --------     --------     --------     --------
Less dividends and distributions:
Dividends from net investment income......        --               (0.04)       (0.12)       --           (0.04)       (0.02)
Distributions in excess of net investment
  income..................................        --               --           (0.16)       --           --           --
Distributions from realized gains on
  investments and foreign currencies......        --               --           (0.41)       (0.50)       --           (3.10)
                                              -------------     --------     --------     --------     --------     --------
Total dividends and distributions.........        --               (0.04)       (0.69)       (0.50)       (0.04)       (3.12)
                                              -------------     --------     --------     --------     --------     --------
Capital charge in respect of issuance of
  shares..................................        --               --           --           --           (0.60)       --
                                              -------------     --------     --------     --------     --------     --------
Net asset value, end of period............      $   11.19       $   8.60     $   9.19     $  13.90     $  14.87     $  13.55
                                              -------------     --------     --------     --------     --------     --------
                                              -------------     --------     --------     --------     --------     --------
Market value, end of period...............      $    9.00       $ 7 1/16     $   9.00     $ 11 1/2     $ 14 1/4     $ 14 1/8
                                              -------------     --------     --------     --------     --------     --------
                                              -------------     --------     --------     --------     --------     --------
Total investment return(a)................          27.43%        (21.02)%     (16.07)%     (16.18)%       1.16%       (3.65)%
                                              -------------     --------     --------     --------     --------     --------
                                              -------------     --------     --------     --------     --------     --------
Ratios to Average Net Assets:
Expenses (including loan interest
  expense)................................           1.64%(c)       1.79%        1.56%        1.63%        1.58%        2.06%
Expenses (excluding loan interest
  expense)................................           1.64%(c)       1.79%        1.56%        1.57%        1.53%        1.72%
Net investment income.....................           0.20%(c)       0.80%        0.99%        0.43%        0.43%       --
Supplemental Data:
Average net assets (000 omitted)..........      $ 207,287       $141,079     $220,857     $275,702     $242,487     $214,527
Portfolio turnover rate...................             39%            64%          54%          43%          23%          48%
Net assets, end of period (000 omitted)...      $ 211,781       $162,719     $174,019     $262,693     $281,057     $192,009
Total debt outstanding at end of period
  (000 omitted)...........................        --               --           --           --        $ 20,000        --
Asset coverage(b).........................        --               --           --           --        $ 15,053        --

---------------
(a) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. These calculations do not include brokerage commissions. Total returns for periods of less than a full year are not annualized.
(b) Per $1,000 of debt outstanding.
(c) Annualized.
    Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

See Notes to Financial Statements.
                                       10

                         Supplemental Proxy Information

   The Annual Meeting of Shareholders of The Asia Pacific Fund, Inc. (the 'Fund') was held on Thursday, July 1, 1999 and adjourned to Thursday, July 29, 1999 at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York. The meeting was held for the following purposes:

(1)  To elect three Directors to serve as follows:
         Director                   Class           Term          Expiring
----------------------------        -----         --------        --------
Olarn Chaipravat                      I            3 years          2002
Michael J. Downey                     I            3 years          2002
John A. Morrell                       I            3 years          2002

Directors whose term of office continued beyond this meeting are David J. Brennan, Robert F. Gunia, David G.P. Scholfield, Douglas Tong Hsu and Robert
H. Burns.

(2)  Approval of change in investment structure.

(3) To ratify the selection of Deloitte & Touche LLP as independent public accountants for the fiscal year ending March 31, 2000.

(4) To transact such other business as may properly come before the meeting or any adjournment thereof.

   The results of the proxy solicitation on the above matters were as follows:

                                                   Votes         Votes         Votes
                  Director/Matter                   For         Against      Withheld      Abstentions
        ------------------------------------    -----------    ---------     ---------     -----------
(1)     Olarn Chaipravat                         10,434,357            0       821,066        --
        Michael J. Downey                        10,602,739            0       652,684        --
        John A. Morrell                          10,483,704            0       771,719        --
(2)     Approval of change in investment
        restriction                               7,154,789    1,796,354     2,103,084       201,195
(3)     Ratification of Deloitte & Touche
        LLP as independent accountants           11,022,820       88,021       144,582        --

            Directors
            Michael J. Downey, Chairman
            David J. Brennan
            Robert H. Burns
            Olarn Chaipravat
            Robert F. Gunia
            John A. Morrell
            Douglas Tong Hsu
            David G. P. Scholfield

            Officers
            Ronald G. M. Watt, President
            Robert F. Gunia, Vice President and Treasurer
            Peter W. Fortner, Assistant Treasurer
            Deborah A. Docs, Secretary
            Vasso-Athene Spanos, Assistant Secretary

            Investment Manager
            Baring Asset Management (Asia) Limited
            1901 Edinburgh Tower
            15 Queen's Road Central
            Hong Kong

            Administrator
            Prudential Investments Fund Management LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077

            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171

            Independent Accountants
            Deloitte & Touche LLP
            Two World Financial Center
            New York, NY 10281-1434

            Legal Counsel
            Sullivan & Cromwell
            125 Broad Street
            New York, New York 10004

               The accompanying financial statements as of September 30, 1999 were not audited and, accordingly, no opinion is expressed on them.

               This report, including the financial statements herein, is transmitted to the shareholders of The Asia Pacific Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                                The Asia Pacific Fund, Inc.
                                    Gateway Center Three
                                    100 Mulberry Street
                                   Newark, NJ 07102-4077

            For general information on the Fund, please call (toll-free) Dewe Rogerson Inc., our shareholders' servicing agent toll-free at:

                                      (888) 4-ASIA-PAC

            The Fund's Web Site address is:
            www.asiapacific.com

            044901106